                                                                    EXHIBIT 23.2


                             ARTHUR ANDERSEN & CO.





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 5, 1993 included in, and incorporated by reference into, GenRad, Inc.'s Form 10-K for the year ended January 2, 1993 and to all references to our firm included in this registration statement.




                                                SIGNATURE
                                                -------------------------------
                                                Arthur Andersen & Co.




Boston, Massachusetts

January 25, 1994